EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Technology Fund, Inc.:

     We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 33-42639 of our report dated May 17, 1999 appearing in the annual report to shareholders of Merrill Lynch Technology Fund, Inc. for the year ended March 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP
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    Deloitte & Touche LLP
    Princeton, New Jersey
    May 25, 1999